Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNS Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CNS Pharmaceuticals, Inc.

2100 West Loop South, Suite 900

Houston, TX 77027

(800) 946-9185

To the Stockholders of CNS Pharmaceuticals, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of CNS Pharmaceuticals, Inc. on September 30, 2026. The Annual Meeting will begin at 12:00 P.M. Eastern Standard Time virtually at https://edge.media-server.com/mmc/go/cnsp2026agm where you will be able to listen to the meeting live, submit questions and vote online.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” rules of the U.S. Securities and Exchange Commission. We believe this expedites stockholders’ receipt of proxy materials, lowers the costs of the Annual Meeting and conserves natural resources. As a result, we are mailing to many stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), rather than a paper copy of the Notice and Proxy Statement and 2025 Annual Report to Stockholders, which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Notice of Internet Availability contains instructions on how to access the proxy materials online, vote online and obtain, if desired, a paper copy of our proxy materials. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability or on the website referred to in the Notice.

Because it is important that your shares be voted at the Annual Meeting, we urge you to vote your shares as promptly as possible by following the instructions in the Notice of Internet Availability or on the proxy card if you received one, whether or not you plan to attend. Even after submitting your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

Very truly yours,

CNS Pharmaceuticals, Inc.

By:	/s/ Rami Levin
Rami Levin
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to be Held on September 30, 2026:

Electronic Copies of the Proxy Statement and our 2025 Annual Report on Form 10-K are available at

http://proxyvote.com/cnsp

CNS Pharmaceuticals, Inc.

2100 West Loop South, Suite 900

Houston, TX 77027

(800) 946-9185

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 30, 2026

TO THE STOCKHOLDERS OF CNS PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of CNS Pharmaceuticals, Inc. (the “Company”) will be held virtually at https://edge.media-server.com/mmc/go/cnsp2026agm, on September 30, 2026 at 12:00 P.M. Eastern Standard Time, for the following purposes, as described in the accompanying Proxy Statement:

1.	To elect six Board nominees to the Board of Directors of the Company, each to serve until the 2027 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

3.	To vote on a non-binding, advisory resolution to approve executive compensation.

4.	To approve amendments to the Company’s 2020 Stock Plan including an increase in the number of shares of common stock authorized for issuance by 650,000 shares under the Company’s 2020 Stock Plan.

5.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals.

Only stockholders of record of the Company at the close of business on August 10, 2026, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. You will be able to listen to the meeting live, submit questions and vote online at the virtual Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time. If the Annual Meeting is adjourned, no notice of the adjourned meeting will be required other by an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 60 days or less and no new record date is fixed for the adjourned meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR ON THE PROXY CARD IF YOU RECEIVED ONE.

By Order of the Board of Directors,

CNS PHARMACEUTICALS, INC.

/s/ Rami Levin
Houston, Texas	Rami Levin
August 21, 2026	Chief Executive Officer

TABLE OF CONTENTS

Page

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
WHAT IS THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT I RECEIVED IN THE MAIL AND WHY AM I RECEIVING IT?	1
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?	1
WHO MAY VOTE ON THESE PROPOSALS?	2
HOW MANY VOTES DO I HAVE?	2
WHY WOULD THE ANNUAL MEETING BE ADJOURNED?	2
HOW DO I VOTE WITHOUT ATTENDING THE MEETING?	3
HOW CAN I VOTE MY SHARES IN PERSON AND PARTICIPATE AT THE ANNUAL MEETING?	4
MAY I REVOKE MY PROXY?	4
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?	4
ARE THERE ANY RIGHTS OF APPRAISAL?	5
WHO BEARS THE COST OF SOLICITING PROXIES?	5
WHERE ARE CNS’ PRINCIPAL EXECUTIVE OFFICES?	5
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT CNS?	5
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS	8
GOVERNANCE OF THE COMPANY	11
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	15
RELATED PARTY TRANSACTIONS	24
PROPOSAL 1: ELECTION OF DIRECTORS	25
PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
PROPOSAL 3: TO VOTE ON A NON-BINDING, ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION	27
PROPOSAL 4: TO APPROVE AMENDMENTS TO THE COMPANY’S 2020 STOCK PLAN INCLUDING AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY 650,000 SHARES UNDER THE COMPANY’S 2020 STOCK PLAN	28
PROPOSAL 5: To authorize the adjournment	35
AUDIT COMMITTEE REPORT	36
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	37
OTHER PROPOSED ACTION	37
HOUSEHOLDING OF PROXY MATERIALS	37
STOCKHOLDER PROPOSALS AND SUBMISSIONS	38

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CNS PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 30, 2026

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Our Board of Directors is soliciting proxies to be voted at the Annual Meeting of Stockholders of CNS Pharmaceuticals, Inc. to be held on September 30, 2026. The Annual Meeting will begin at 12:00 P.M. Eastern Standard Time virtually at https://edge.media-server.com/mmc/go/cnsp2026agm. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions in the Notice of Internet Availability to vote online, or if you request and receive a paper proxy card, you may complete, sign and return it using the envelope provided. The terms “CNS Pharmaceuticals,” “Company,” “we,” or “our” refer to CNS Pharmaceuticals, Inc.

WHAT IS THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT I RECEIVED IN THE MAIL AND WHY AM I RECEIVING IT?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability provides instructions either for accessing our proxy materials, including this Proxy Statement, the form of Proxy, and the 2025 Annual Report to Stockholders, which consist of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically by e-mail. If you would like to receive a paper or e-mail copy of our proxy materials either for this Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability we mailed to you.

Our Board provided the Notice of Internet Availability and is making the proxy materials available to you in connection with the Annual Meeting, to be held on September 30, 2026. As a stockholder of record as of August 10, 2026 (the “Record Date”), you are invited to attend the Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect six Board nominees to the Board of Directors of the Company, each to serve until the 2027 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

3.	To vote on a non-binding, advisory resolution to approve executive compensation.

4.	To approve amendments to the Company’s 2020 Stock Plan including an increase in the number of shares of common stock authorized for issuance by 650,000 shares under the Company’s 2020 Stock Plan.

5.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals.

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WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, we had 1,461,449 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE ADJOURNED?

The Annual Meeting may be adjourned if a quorum is not present on September 30, 2026.

1.	To elect six Board nominees to the Board of Directors of the Company, each to serve until the 2027 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

3.	To vote on a non-binding, advisory resolution to approve executive compensation.

4.	To approve amendments to the Company’s 2020 Stock Plan including an increase in the number of shares of common stock authorized for issuance by 650,000 shares under the Company’s 2020 Stock Plan.

5.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals.

The presence in person or by proxy of at least one-third of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

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HOW DO I VOTE WITHOUT ATTENDING THE MEETING?

Vote via Proxy

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the election of the Board’s six nominees to our Board of Directors.

2.	FOR ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2026.

3.	FOR approval of a non-binding, advisory resolution to approve executive compensation.

4.	FOR approval of amendments to the 2020 Plan including an increase in the number of shares of common stock authorized for issuance by 650,000 shares under the 2020 Plan.

5.	FOR approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the proposals.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

Vote via Telephone

If you are a stockholder of record, you may call 866-752-8683, toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Standard Time, September 29, 2026 (the day before the Annual Meeting). Have your proxy card in hand when you call and then follow the instructions.

Vote via Internet

If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Standard Time, September 29, 2026 (the day before the Annual Meeting). Visit https://www.iproxydirect.com/cnsp and have your proxy card in hand when you access the website and follow the instructions. You will need your control number and Request ID to vote.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

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HOW CAN I VOTE MY SHARES IN PERSON AND PARTICIPATE AT THE ANNUAL MEETING?

To participate in the virtual Annual Meeting, visit https://edge.media-server.com/mmc/go/cnsp2026agm and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials. You will need your control number and Request ID to access and vote the Annual Meeting. We recommend you login to the Annual Meeting at least 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

If you do not have your control number or Request ID, contact InvestorCom LLC at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact InvestorCom LLC to have a control number generated. InvestorCom’s contact information is as follows: phone 877-972-0090, or email proxy@investor-com.com.

Stockholders will also have the option to listen to the Annual Meeting by visiting the link below to register: https://edge.media-server.com/mmc/go/cnsp2026agm.

You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.
2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.
3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the six nominees who receive the greatest number of “For” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “For” votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 3: To vote on a non-binding, advisory resolution to approve executive compensation.

The approval of Proposal 3 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

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Proposal 4: To approve amendments to the 2020 Plan including an increase in the number of shares of common stock authorized for issuance by 650,000 shares under the 2020 Plan.

The approval of Proposal 4 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 5: To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the proposals.

The approval of Proposal 5 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our Amended and Restated Articles of Incorporation or our Amended and Restated Bylaws provide the right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. We have engaged InvestorCom to assist us in soliciting proxies for the Annual Meeting. We expect the fees payable to InvestorCom will be approximately $12,000.

WHERE ARE CNS’ PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of CNS Pharmaceuticals are located at 2100 West Loop South, Suite 900, Houston, TX 77027, and our telephone number is (800) 946-9185.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT CNS?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including CNS Pharmaceuticals, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of August 20, 2026, regarding beneficial ownership of our common stock by:

•	each of our directors;

•	each of our named executive officers;

•	all directors and officers as a group; and

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes warrants and options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o CNS Pharmaceuticals, Inc., 2100 West Loop South, Suite 900, Houston, TX 77027.

Name and address of beneficial owner	Shares Beneficially Owned**	Percentage of Class (1)
Rami Levin	4,750(2)	*
Steve O’Loughlin	2,375(3)	*
Lynne Kelley	2,375(4)	*
Eric Faulkner	2,375(5)	*
Faith Charles	8,241(6)	*
Jeffry R. Keyes	1,145(7)	*
Bettina Cockroft	1,143(8)	*
Amy Mahery	1,141(9)	*
Michal Fisher	2,000(10)	–
Directors and Officers as a group (10 persons)	26,690	1.82%

5% or greater stockholders
Stonepine Capital Management, LLC (11)	159,790	9.9%
Ikarian Capital, LLC (12)	45,830	5.7%

______________

*	Less than 1%.
**	Common stock figures have been retroactively adjusted to reflect a 1-for-12 reverse stock split effected on July 22, 2025 and a 1-for-50 reverse stock split effected on February 21, 2025
(1)	Based on 1,461,449 shares of common stock outstanding as of August 20, 2026.
(2)	Consists of 4,750 shares of common stock upon vesting on July 1, 2026 of restricted units held by Mr. Levin.
(3)	Consists of 2,375 shares of common stock upon vesting on September 2, 2026 of restricted stock units held by Mr. O’Loughlin.
(4)	Consists of 2,375 shares of common stock upon vesting on September 2, 2026 of restricted stock units held by Ms. Kelley.
(5)	Consists of 2,375 shares of common stock upon vesting on September 2, 2026 of restricted stock units held by Mr. Faulkner.
(6)	Consists of 7,100 shares of common stock and 1,141 shares of common stock issuable upon exercise of options held by Ms. Charles within 60 days of August 21, 2026.
(7)	Consists of 1 share of common stock upon vesting of restricted stock unit on April 7, 2026 and 1,144 shares of common stock issuable upon exercise of options held by Mr. Keyes within 60 days of August 21, 2026.
(8)	Consists of 1 share of common stock upon vesting of restricted stock unit on April 7, 2026 and 1,142 shares of common stock issuable upon exercise of options held by Ms. Cockroft within 60 days of August 21, 2026.
(9)	Consists of 1 share of common stock upon vesting of restricted stock unit on April 7, 2026 and 1,140 shares of common stock issuable upon exercise of options held by Ms. Mahery within 60 days of August 21, 2026.
(10)	Consists of 2,000 shares of common stock held by Ms. Fischer as of August 21, 2026.

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(11)	Based solely on a Schedule 13G/A filed with the SEC on May 15, 2026 on behalf of Stonepine Capital Management, LLC, Stonepine Capital, L.P., Stonepine GP, LLC, and Jon M. Plexico. Stonepine Capital Management, LLC and Stonepine GP, LLC are the investment adviser and general partner respectively of Stonepine Capital, L.P., the direct holder of the shares in the table. The reporting persons are filing this Schedule 13G jointly, but not as members of a group, and each disclaims membership in a group. Each reporting person also disclaims beneficial ownership of common stock except to the extent of that person’s pecuniary interest therein. In addition, the filing of the Schedule 13G on behalf of the Partnership should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Act, of any common stock covered by the Schedule 13G. The address of the principal business office of Stonepine Capital Management, LLC, Stonepine Capital, L.P., Stonepine GP, LLC and Mr. Plexico is c/o Stonepine Capital Management, LLC 2900 NW Clearwater Drive, Suite 100-11, Bend OR 97703.
(12)	Based solely on a Schedule 13G filed with the SEC on April 17, 2026 on behalf of each of Ikarian Capital, LLC, a Delaware limited liability company (“Ikarian Capital”), and Neil Shahrestani (together referred herein as the “Reporting Persons”). Ikarian Healthcare Master Fund, L.P., a Cayman Islands exempted limited partnership (the “Fund”), and certain separately managed accounts managed by Ikarian Capital (collectively, the “Managed Accounts”), are the record owners of the securities held by the Fund. Ikarian Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as investment manager to the Fund and as sub-adviser to the Managed Accounts, and may be deemed to have beneficial ownership of the securities through the investment discretion it has over the Fund and the Managed Accounts. Ikarian Capital is ultimately controlled, indirectly, by Mr. Shahrestani. Accordingly, Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by Ikarian Capital. The Fund disclaims beneficial ownership of the shares held by the Managed Accounts. The Managed Accounts disclaim beneficial ownership of the shares held by the Fund. The address of the principal business office of each of the Reporting Persons is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of August 06, 2026. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position
Rami Levin	57	Chief Executive Officer and Director
Steve O’Loughlin	41	Chief Financial Officer
Lynne Kelley	63	Chief Medical Officer
Eric Faulkner	53	Chief Technology Officer
Faith L. Charles	64	Director and Chair of the Board of Directors
Michal Fisher	39	Director
Jeffry R. Keyes	53	Director
Bettina Cockroft	59	Director
Amy Mahery	49	Director

Set forth below is biographical information about each of the individuals named in the tables above:

Rami Levin, MBA – Chief Executive Officer and Director. Mr. Levin has served as President and Chief Executive Officer of CNS Pharmaceuticals, Inc. since January 2026 and as a member of the Board of Directors since that time. Mr. Levin is a biotechnology executive with more than 30 years of global leadership experience across oncology, neurology, rare diseases, endocrinology and cell and gene therapy. Mr. Levin has served as a Board Advisor for GENerX Life, a life sciences search firm, since November 2024, and as Founder and Chief Executive Officer of The Outcomes Group, a privately held advisory and leadership-development firm, since January 2024. Previously, Mr. Levin served as Chief Executive Officer of ImStem Biotechnology, a clinical-stage biopharmaceutical company, from May 2022 to January 2024. From October 2019 to May 2022, he was President and Chief Executive Officer of Saniona, a clinical-stage biopharmaceutical company. Mr. Levin also served on the Board of Advisors for Life Science Cares, a nonprofit organization, from April 2017 to June 2021. Mr. Levin holds an MBA from the Recanati Business School at Tel Aviv University and a B.Sc. in Biology from Tel Aviv University. The Board believes Mr. Levin is qualified to serve as a director due to his nearly 30 years of leadership experience in the biotechnology and pharmaceutical industries, including global commercial operations, corporate strategy, business development and executive leadership of biotechnology companies.

Steve O’Loughlin, MBA – Chief Financial Officer. Mr. O’Loughlin has served as Chief Financial Officer of CNS Pharmaceuticals, Inc. since March 2026. Mr. O’Loughlin has nearly 20 years of corporate finance, capital markets and business development experience in the biopharmaceutical industry. Mr. O’Loughlin served as Chief Financial Officer of Actinium Pharmaceuticals, Inc. from August 2020 until February 2026, and as its Principal Financial Officer from May 2017 to August 2020. Mr. O’Loughlin joined Actinium Pharmaceuticals, Inc. in October 2015 as Vice President, Finance and Corporate Development. From June 2015 to October 2015, Mr. O’Loughlin worked at J. Streicher LLC as an investment banker, from August 2012 to June 2015 Mr. O’Loughlin held the position of vice president, corporate finance and development and was a corporate officer at Protea Biosciences, Inc., a publicly traded life sciences tools company. Previously, From June 2010 to June 2012, Mr. O’Loughlin held corporate development positions with Caliber I.D., a publicly traded diagnostics company. Mr. O’Loughlin previously worked in investment banking at Jesup & Lamont where he focused on the biotechnology and life sciences industries. Mr. O’Loughlin began his career in investment banking focused on life sciences companies. He holds a B.S. in Business with a concentration in Finance from Ramapo College of New Jersey.

Eric Faulkner, MSc, MBA – Chief Technology Officer. Mr. Faulkner has served as Chief Technology Officer of CNS Pharmaceuticals, Inc. since March 2026. Mr. Faulkner is a biotechnology executive with more than 30 years of experience in scientific development, technical operations, manufacturing and commercialization across oncology, central nervous system disorders, rare diseases and gene therapy. Prior to joining CNS Pharmaceuticals, Mr. Faulkner served in senior technical leadership roles at IO Biotech from June 2022 to February 2026, Homology Medicines from September 2017 to January 2022, Shire (now Takeda) from January 2014 to September 2017 and and Biogen from October 1998 to January 2014, where he supported development programs from IND through commercialization and global regulatory submissions. Mr. Faulkner has extensive experience in CMC strategy, process development, manufacturing operations, quality systems and supply chain management. He holds an MBA from Boston University, an M.S. in Biotechnology and Biomedical Science from the University of Massachusetts Boston and a B.S. in Biology from SUNY Fredonia.

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Lynne Kelley, MD – Chief Medical Officer. Dr. Kelley has served as Chief Medical Officer of CNS Pharmaceuticals, Inc. since March 2026. Dr. Kelley is a physician-executive with more than 20 years of experience in clinical development, translational medicine and regulatory strategy across oncology, rare diseases and central nervous system disorders. Dr. Kelley most recently served as Chief Medical Officer of Tissium, Inc., a clinical-stage biotechnology company, from September 2024 to February 2026. From May 2022 to February 2026, Dr. Kelley served as Founder and Chief Executive Officer and Chief Medical Officer of Xenthera, Inc., a clinical-stage oncology company, and continues to serve as an advisor for the assets. From February 2019 to February 2026, Dr. Kelley provided executive-level medical, clinical, and regulatory leadership services through Wedgemere Consulting, serving as an interim Chief Medical Officer and clinical development lead to biotechnology companies, venture capital-backed startups, pharmaceutical companies, and medical device companies. From July 2020 to October 2021, Dr. Kelley served as Chief Medical Officer of Servier Pharmaceuticals, a global non-profit pharmaceutical company. From April 2019 to April 2020, she served as Chief Medical Officer of X4 Pharmaceuticals, Inc., a publicly traded biotechnology company focused on rare diseases and oncology. From January 2016 to May 2018, Dr. Kelley served as Chief Medical Officer of Senseonics Holdings, Inc., a medical device company focused on diabetes management. From 2011 to 2016, she served as Worldwide Vice President, Medical Affairs at Becton, Dickinson and Company, a global medical technology company. Dr. Kelley currently serves on the Dartmouth Medical School Dean’s Advisory Council and on the Board of Directors of the Dartmouth Center for Health Equity. Dr. Kelley received her M.D. from Dartmouth Medical School and her B.A. in Biology from Boston University and is a Fellow of the American College of Surgeons.

Faith L. Charles, JD – Director and Chair of the Board of Directors. Ms. Charles joined our board of directors on December 30, 2022 and currently serves as chair of the board of directors. Ms. Charles has been a corporate transactions and securities partner at the law firm of Thompson Hine, LLP, since 2010. She leads Thompson Hine’s Life Sciences practice and co-heads the securities practice, advising public and emerging biotech and pharmaceutical companies in the U.S. and internationally. Ms. Charles negotiates complex private and public financing transactions, mergers and acquisitions, licensing transactions and strategic collaborations. She serves as outside counsel to a myriad of life sciences companies and is known in the industry as an astute business advisor, providing valuable insights into capital markets, corporate governance and strategic development. From 2025 to present, Ms. Charles has served on the board of directors and as a member of the compensation committee and chair of the nominating and governance committee of Abeona Therapeutics, Inc., a publicly traded biotechnology company. From 2021 to present, Ms. Charles has served on the board of directors and as a member of the audit committee and as a member of the compensation committee of Avenue Therapeutics, Inc., a publicly traded biotechnology company. From 2018 until October 2021, Ms. Charles served on the board of directors and as a member of the audit committee and chair of the compensation committee of Entera Bio, a publicly traded biotechnology company. She also serves on the Board of Directors of several private life science companies. Ms. Charles founded the Women in Bio Metro New York chapter and chaired the chapter for five years. She currently serves on the national board of Women in Bio. Ms. Charles is also a member of the board of Red Door Community (formerly Gilda’s Club New York City). She has been recognized as a Life Sciences Star by Euromoney’s LMG Life Sciences, has been named a BTI Client Service All-Star, and was named by Crain’s New York Business to the list of 2020 Notable Women in the Law. Ms. Charles holds a J.D. degree from The George Washington University Law School and a B.A. in Psychology from Barnard College, Columbia University. Ms. Charles is a graduate of Women in Bio’s Boardroom Ready Program, an Executive Education Program taught by The George Washington University School of Business. Ms. Charles qualifications to serve on our Board include her leadership skills and her vast legal experience representing companies in the biotech and pharmaceutical field.

Michal Fisher – Director. Ms. Fisher joined our board of directors on May 4, 2026. Ms. Fisher is a senior life sciences executive with over 15 years of experience spanning business development, corporate strategy, investor relations, and deal structuring across biotech, pharma, and medtech. She has a proven track record of closing complex licensing transactions, raising capital, and building global partnerships. Ms. Fisher is currently Chief Business Officer at BioGenCell, a biotechnology company developing an autologous cell therapy for no-option Critical Limb-Threatening Ischemia, where she leads BioGenCell’s capital raising strategy to support a Phase 3 trial as well as commercial planning. From 2020 to 2025, Ms. Fisher was Head of Corporate Development at LifeSci Partners, an integrated life sciences advisory firm, where she supported business development and growth of the entire LifeSci Partners platform, including LifeSci Advisors, LifeSci Capital, LifeSci Ventures, LifeSci Consulting, and LifeSci Search. Earlier in her career, she was Head of Business Development & Licensing at Neopharm, a multinational pharmaceutical company, and Head of Strategic Alliances and Corporate Development at SK Pharma. Ms. Fisher holds a B.Sc. degree in Biotechnology and an M.A. in Law from Bar-Ilan University, bringing deep scientific fluency along with financial acumen.

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Jeffry R. Keyes – Director. Mr. Keyes joined our board on June 25, 2018. Mr. Keyes is currently the Chief Financial Officer of Quantum-Si Incorporated, a publicly-held proteomics company, a role that he has held since May 2023. From August 2022 to May 2023, Mr. Keyes was the Chief Financial Officer of Spinal Elements, Inc., a private equity backed medical device company. From April 2018 to August 2022, Mr. Keyes was the Chief Financial Officer of Custopharm, Inc., a private equity backed developer of generic sterile injectable pharmaceuticals. From September 2012 to April 2018, Mr. Keyes was the Chief Financial Officer and Corporate Secretary of Digirad Corporation, a publicly traded healthcare services and medical device company. From August 2011 until September 2012, Mr. Keyes was Corporate Controller of Sapphire Energy, Inc., a venture capital backed start-up renewable energy company. From April 2011 to August 2011, Mr. Keyes was the Corporate Controller of Advanced BioHealing, Inc., a venture backed provider of regenerative medicine solutions, until its sale to Shire, PLC in August 2011. Prior to April 2011 Mr. Keyes held a variety of leadership roles in healthcare and medical device companies in finance, accounting, and M&A support, and he started his career in public accounting. Mr. Keyes earned a B.A. degree in accounting from Western Washington University and is a certified public accountant licensed by the Washington State Board of Accountancy. Mr. Keyes is considered a financial expert under relevant rules of the SEC, the NYSE and Nasdaq. We believe Mr. Keyes’ financial knowledge and experience, which qualify him as an Audit Committee Financial Expert, coupled with his vast experience in corporate leadership provides him with the qualifications to serve as a director.

Bettina M. Cockroft, MD, JD– Director. Dr. Cockroft joined our board on May 3, 2023. Since January 2025, Dr. Cockroft serves as Chief Medical Officer of Cilcare Inc., a biotech company developing therapeutics for hearing disorders. From September 2019 to May 2023, Dr. Cockroft was Senior Vice President and Chief Medical Officer of Sangamo Therapeutics, Inc., a publicly-held biotechnology company, where she oversaw clinical development activities and operations. She has over 20 years of experience in the biopharmaceutical industry and has worked across multiple therapeutic areas and led programs in several countries. Prior to joining Sangamo, Dr. Cockroft served on the senior leadership team at Cytokinetics, Inc., a publicly-held biopharmaceutical company, where she was responsible for clinical development of fast skeletal muscle troponin activators in diseases such as Amyotrophic Lateral Sclerosis and Spinal Muscular Atrophy. She served as Vice President, Clinical Research, Neurology, at Cytokinetics from August 2017 to September 2019. From October 2016 to July 2017, Dr. Cockroft served as a pharmaceutical executive consultant, and before that, from September 2013 to September 2016, she served as Chief Medical Officer of Auris Medical AG, a biopharmaceutical company, where she led and grew the clinical development team responsible for two Phase 3 programs. Dr. Cockroft also held roles of increasing responsibility at Merck Serono S.A., Novartis Consumer Health and Menarini Ricerche earlier in her career. Dr. Cockroft has served as a member of the board of directors of Annexon, Inc. since January 2022 including serving as a member of the audit committee and the science and technology committee. Dr. Cockroft received a M.B.A. from MIT Sloan School of Management, a M.D. from the University of Genova and a JD from Drexel University’s School of Law in Philadelphia. We believe Dr. Cockroft’s extensive experience in the biotechnology field provides her with the qualifications to serve as a director.

Amy Mahery – Director. Ms. Mahery joined our board on February 1, 2024. Since February 2025, Ms. Mahery has served as Chief Marketing Officer of Moderna, Inc. From August 2022 to December 2024, Ms. Mahery served as Chief Commercial Officer of Roivant Sciences. From April 2021 until July 2022, Ms. Mahery served as Senior Vice President, Global Franchise Head – Neurology & Immunology for EMD Serono, Inc., the U.S. healthcare business of Merck KGaA, Darmstadt, Germany, and from 2019 until 2021 Ms. Mahery served as Senior Vice President, Head – Global Market Access and Pricing for EMD Serono, Inc. Ms. Mahery holds a B.S. degree in Neuroscience from Trinity College-Hartford. We believe Ms. Mahery’s extensive experience in the biopharmaceuticals industry provides her with the qualifications to serve as a director.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

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GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board of Directors oversees the business affairs of CNS Pharmaceuticals and monitors the performance of management. Pursuant to our Amended and Restated Bylaws, the Board of Directors shall consist of no less than one director. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2025. During 2025 the Board held 6 meetings. In addition to meetings of the full Board of Directors, our Board has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. During 2025, these Board committees held an additional 10 meetings during the year. Specifically, the breakdown of the committee meetings for 2025 are as follows: 4 for the Audit Committee, 5 for the Compensation Committee, and 1 for the Nominating and Corporate Governance Committee. We believe that such interaction between fellow Board members and with management provided proper oversight of the Company. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member (held during the period for which such director was in office).

Our Board is currently comprised of six members, five of whom are independent directors per the NASDAQ Stock Market rules. To date, we believe the size of our Board has been sufficient for a company of our size. We further believe that the six directors nominated for election are sufficient for the Company. No current director or executive officer has any family relationship with any other executive officer, director, or director nominee.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Mr. Levin, are independent as defined under the Nasdaq Rules.

The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least four times annually in executive session without the presence of non-independent directors and management.

Board Committees

We established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found in the “Investors - Corporate Governance” section on our web site at www.cnspharma.com.

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Audit Committee. The members of the Audit Committee are Mr. Keyes (Chair), Ms. Charles, and Ms. Mahery. Each member of the Audit Committee is independent as defined by the Nasdaq Rules. In addition, each member of the Audit Committee satisfies the additional requirements of the SEC and Nasdaq Rules for audit committee membership, including the additional independence requirements and the financial literacy requirements. The Board has determined that at least one member of the Audit Committee, Mr. Keyes, is an “audit committee financial expert” as defined in the SEC’s rules and regulations. The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating the selection of our independent registered public accounting firm.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Dr. Cockroft (Chair) and Ms. Charles. Each member of the Nominating and Corporate Governance Committee is independent as defined by Nasdaq Rules. The primary functions and responsibilities of the Nominating and Corporate Governance Committee are to: (a) determine the qualifications, qualities, skills, and other expertise required to be a director; (b) identify and screen individuals qualified to become members of the Board; (c) make recommendations to the Board regarding the selection and approval of the nominees for director; and (d) review and assess the adequacy of our corporate governance policies and procedures.

Compensation Committee. The members of the Compensation Committee were Ms. Mahery (Chair) and Dr. Cockroft until August 2026 and is currently Ms. Mahery (Chair), Dr. Cockroft, and Ms. Fisher. Each member of the Compensation Committee is independent as defined by Nasdaq Rules.

The Compensation Committee is responsible for, among other things, reviewing and making recommendations to the Board of Directors with respect to the annual compensation for our Chief Executive Officer. The Compensation Committee also is responsible for reviewing and making recommendations to the Board of Directors regarding the annual compensation and benefits for our other executive officers. The Compensation Committee also, among other things, reviews compensation of the Board, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption and administers the Company’s equity incentive plans. The Compensation Committee is responsible for reviewing director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.

Outside consulting firms retained by the Compensation Committee and management also will, if requested, provide assistance to the Compensation Committee in making its compensation-related decisions. The Compensation Committee paid consultant fees to Aon Consulting, Inc. of $26,000 during the year ended December 31, 2025. Aon Consulting, Inc. was instructed to provide support and analyses to the compensation committee and their services included an analysis of similarly situated companies to inform our executive and director compensation.

Our Chief Executive Officer reviews the performance of our other executive officers (other than himself) and, based on that review, our Chief Executive Officer makes recommendations to the Compensation Committee about the compensation of executive officers (other than himself). Our Chief Executive Officer does not participate in any deliberations or approvals by the Board or the Compensation Committee with respect to his own compensation.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting. Four of our directors attended our 2025 annual meeting.

Board Leadership Structure and Role in Risk Oversight

In December 2022, Ms. Charles joined our Board of Directors and assumed the position of Chairperson. Our Board of Directors has no policy with regard to the separation of the offices of Chairperson of the Board and Chief Executive Officer.

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Our management is responsible for managing risks, including cybersecurity risks, in our business, and develops processes to manage and monitor risks. The Board views its role as one of oversight and reviews and assesses these risks regularly. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating and Corporate Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. Pursuant to our Amended and Restated Bylaws, the submission must be received at our principal executive offices 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board of Directors time to evaluate the qualifications of the nominee.

In 2022, 2023 and 2024, we employed and paid executive search firms to assist us in locating qualified candidates for director positions as the Board sought to expand and diversify its membership. Ms. Charles, Dr. Cockroft and Ms. Mahery were identified through the search firms.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 1, 2027 (i.e., the date that is 60 calendar days prior to the anniversary date of this annual meeting of stockholders), unless a different deadline applies under Rule 14a-19. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Amended and Restated Bylaws described above.

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 2100 West Loop South, Suite 900, Houston, TX 77027. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of CNS. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairperson of the Board.

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Insider Trading Policy

Our insider trading policy, which is included in our code of ethics, prohibits our directors, executive officers, and employees from purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company.

Anti-Hedging Policy

Our policies prohibit directors, officers and other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities without our prior approval.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is on the “Investors - Governance - Governance Documents” section of our website at www.cnspharma.com. We intend to disclose any future amendments to, or waivers from, the code of ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during 2025, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

Our named executive officers for the years ended December 31, 2025 and December 31, 2024, which consist of our principal executive officer and our two other most highly compensated executive officers, are: (i) John Climaco, our former chairman and chief executive officer; (ii) Chris Downs, our former chief financial officer; and (iii) Sandra Silberman, our former chief medical officer.

Summary Compensation Table – 2025

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option awards ($) (1)	Nonequity incentive plan compensation ($)	Total ($)
John Climaco, Former Chief Executive Officer	2025	580,000	–	269,591	319,000	1,168,591
	2024	525,000	–	292,863	285,863	1,103,680

Christopher Downs, Senior Vice President – Finance, (Former Chief Financial Officer)	2025	450,000	–	134,809	144,000	728,809
	2024	340,000	–	146,410	134,640	621,050

Sandra Silberman, Former Chief Medical Officer	2025	495,000	–	67,418	158,400	720,818
	2024	200,000	–	73,205	88,436	361,641

(1) Represents the full grant date fair value of the awards calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officer. Option awards for the 2025 calendar year were granted in November 2025 and option awards for 2024 were granted in April 2024.

Narrative Disclosure to Summary Compensation Table

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the individual executive’s performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short and long-term results that are in the best interests of our stockholders and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then determines the compensation for each executive officer. Our Compensation Committee, without members of management present, discusses and ultimately approves the compensation of our executive officers.

On December 16, 2025, we entered into an employment agreement with Rami Levin to serve as Chief Executive Officer and President effective January 1, 2026. On December 16, 2025, the Board of Directors agreed to appoint Mr. Levin as a member of the Company’s Board of Directors as of January 1, 2026.

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On December 16, 2025, John Climaco resigned from his position of Chief Executive Officer and as a member of the Company’s Board of Directors. The Company and Mr. Climaco entered into a Separation and Severance Agreement dated as of December 16, 2025 (the “Separation Agreement”), which memorializes the terms of his resignation and separation from service with the Company. Pursuant to the Separation Agreement, subject to Mr. Climaco’s timely execution, non-revocation, and compliance with the agreement’s terms, the Company will provide severance benefits, including (i) severance equal to twelve months of Mr. Climaco’s current annualized base salary, paid in twelve equal monthly installments, and payment of his base salary through December 31, 2025; (ii) payment of Mr. Climaco’s 2025 cash bonus in the total amount of $319,000, paid in twelve equal monthly installments; and (iii) payment by the Company of the employer portion of premiums for Mr. Climaco’s continued group medical coverage under COBRA for twelve months following the separation date.

On February 13, 2026, we entered into an employment agreement with Christopher Downs, the Company’s then current Chief Financial Officer, pursuant to which Mr. Downs agreed to resign as Chief Financial Officer effective March 2, 2026 and to serve as the Company’s Senior Vice President – Finance effective March 2, 2026. Mr. Downs’ Employment Agreement provided for an initial annual base salary of $350,000, eligibility for an annual bonus with a target equal to 30% of base salary based on goals approved by the Compensation Committee, and eligibility for annual equity grants under the Company’s stock incentive plans, in each case as determined by the Compensation Committee of the Board of Directors. Under the Employment Agreement, if Mr. Downs’s employment was terminated by the Company without cause (and other than due to death or disability) or by Mr. Downs for good reason, he was entitled to severance equal to six months of base salary, payable over six months, subject to his timely execution and non-revocation of a release of claims and continued compliance with applicable covenants. On May 13, 2026, the Company and Mr. Downs entered into a Separation and Severance Agreement. Pursuant to the Separation Agreement, the Company provided severance benefits, equal to six months of Mr. Downs’ current annualized base salary, paid in six equal monthly installments.

On February 27, 2026, the Company and Dr. Sandra Silberman, the Company’s former Chief Medical Officer, entered into a Separation and Severance Agreement. Pursuant to the Separation Agreement, the Company provided severance benefits, equal to three months of Dr. Silberman’s current annualized base salary, paid in three equal monthly installments.

Annual Base Salary

For 2025, the base salaries for Mr. Climaco, Mr. Downs, and Dr. Silberman were $580,000, $450,000, and $495,000, respectively.

Annual Bonus and Non-Equity Incentive Plan Compensation

We seek to motivate and reward our executives for achievements relative to our corporate goals and objectives for each fiscal year. For the 2025 compensation year, the target bonus for Mr. Climaco, Mr. Downs and Dr. Silberman were 50%, 40%, and 40%, respectively, of their base salary.

The actual performance-based annual bonus paid is calculated by multiplying the executive’s annual base salary, target bonus percentage, the percentage attainment of the corporate goals established by the Board for such year. However, the Compensation Committee is not required to calculate bonuses in this manner and retains discretion in the amounts it awards and the factors it takes into consideration in determining bonus amounts. At the end of the year, the Compensation Committee reviews our performance against our goals and objectives and approves the extent to which we achieved each of our corporate goals and objectives, and, for each named executive officer, the amount of the bonus awarded.

For 2025, bonuses were awarded based on our achievement of specified corporate goals. Based on the level of achievement, our Compensation Committee awarded Mr. Climaco, Mr. Downs and Dr. Silberman 100%, 80% and 80% of their potential bonuses for 2025. These actual bonus amounts are reflected in the “Non-Equity Incentive Plans” column of the Summary Compensation Table above.

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For 2026, bonuses will be awarded at the discretion of the board of directors based on our achievement of specified corporate goals.

Long-Term Incentives

Each year our Compensation Committee provides for equity grants to each of our named executive officers to provide for long-term performance incentives.

Recoupment Policy

We adopted the CNS Pharmaceuticals, Inc. Dodd-Frank Restatement Recoupment Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a Restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. A “clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant equity awards in anticipation of the release of material nonpublic information, and do not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Employment Agreements

Rami Levin

On December 16, 2025, we entered into an employment agreement with Rami Levin to serve as the Company’s Chief Executive Officer and President effective January 1, 2026. The Employment Agreement provides for an initial annual base salary of $580,000, eligibility for an annual bonus with a target equal to 50% of base salary based on goals approved by the Compensation Committee, and eligibility for annual equity grants under the Company’s stock incentive plans, in each case as determined by the Compensation Committee of the Board of Directors. The Employment Agreement also provides for an initial grant of 19,000 restricted stock units, vesting as follows: 25% on the six-month anniversary of the effective date, 25% on the twelve-month anniversary of the effective date, and the remaining 50% in twelve quarterly installments thereafter, subject to continued employment. Mr. Levin is entitled to participate in the Company’s benefit plans and programs for similarly situated executives, expense reimbursement in accordance with Company policy, and other standard benefits.

Under the Employment Agreement, if Mr. Levin’s employment is terminated by the Company without cause (and other than due to death or disability) or by Mr. Levin for good reason, he will be entitled to (i) severance equal to twelve months of base salary, payable over twelve months, (ii) his target annual bonus for the period of time between the end of the last fiscal year and the termination date; and (iii) accelerated vesting of all unvested equity previously granted, in each case subject to his timely execution and non-revocation of a release of claims and continued compliance with applicable covenants.

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Steve O’Loughlin

On February 10, 2026, we entered into an employment agreement (the “O’Loughlin Employment Agreement”) with Steve O’Loughlin to serve as the Company’s Chief Financial Officer effective March 2, 2026. The O’Loughlin Employment Agreement provides for an initial annual base salary of $450,000, eligibility for an annual bonus with a target equal to 40% of base salary based on goals approved by the Compensation Committee, and eligibility for annual equity grants under the Company’s stock incentive plans, in each case as determined by the Compensation Committee of the Board of Directors. The O’Loughlin Employment Agreement also provides for an initial grant of 9,500 restricted stock units, vesting as follows: 25% on the six-month anniversary of the effective date, 25% on the twelve-month anniversary of the effective date, and the remaining 50% in twelve quarterly installments thereafter, subject to continued employment. Mr. O’Loughlin is entitled to participate in the Company’s benefit plans and programs for similarly situated executives, expense reimbursement in accordance with Company policy, and other standard benefits.

Under the Employment Agreement, if Mr. O’Loughlin’s employment is terminated by the Company without cause (and other than due to death or disability) or by Mr. O’Loughlin for good reason, he will be entitled to (i) severance equal to six months of base salary, payable over six months, (ii) his target annual bonus for the period of time between the end of the last fiscal year and the termination date; and (iii) accelerated vesting of all unvested equity previously granted, in each case subject to his timely execution and non-revocation of a release of claims and continued compliance with applicable covenants.

Lynne Kelley

On February 26, 2026, we entered into an employment agreement with Lynne Kelley to serve as the Company’s Chief Medical Officer effective March 2, 2026. The Employment Agreement provides for an initial annual base salary of $450,000, eligibility for an annual bonus with a target equal to 40% of base salary based on goals approved by the Compensation Committee, and eligibility for annual equity grants under the Company’s stock incentive plans, in each case as determined by the Compensation Committee of the Board of Directors. The Employment Agreement also provides for an initial grant of 9,500 restricted stock units, vesting as follows: 25% on the six-month anniversary of the effective date, 25% on the twelve-month anniversary of the effective date, and the remaining 50% in twelve quarterly installments thereafter, subject to continued employment. Dr. Kelley is entitled to participate in the Company’s benefit plans and programs for similarly situated executives, expense reimbursement in accordance with Company policy, and other standard benefits.

Under the Employment Agreement, if Dr. Kelley’s employment is terminated by the Company without cause (and other than due to death or disability) or by Dr. Kelley for good reason, she will be entitled to (i) severance equal to six months of base salary, payable over six months, (ii) her target annual bonus for the period of time between the end of the last fiscal year and the termination date; and (iii) accelerated vesting of all unvested equity previously granted, in each case subject to her timely execution and non-revocation of a release of claims and continued compliance with applicable covenants.

Eric Faulkner

On March 2, 2026, the Company entered into an employment agreement with Eric Faulkner to serve as the Company’s Chief Technology Officer effective March 2, 2026. The employment agreement provides for an initial annual base salary of $450,000. The Employment Agreement provides for an initial annual base salary of $450,000, eligibility for an annual bonus with a target equal to 40% of base salary based on goals approved by the Compensation Committee, and eligibility for annual equity grants under the Company’s stock incentive plans, in each case as determined by the Compensation Committee of the Board of Directors. The employment agreement also provides for an initial grant of 9,500 restricted stock units, vesting as follows: 25% on the six-month anniversary of the effective date, 25% on the twelve-month anniversary of the effective date, and the remaining 50% in twelve quarterly installments thereafter, subject to continued employment. Mr. Faulkner is entitled to participate in the Company’s benefit plans and programs for similarly situated executives, expense reimbursement in accordance with Company policy, and other standard benefits.

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Under the Employment Agreement, if Mr. Faulkner’s employment is terminated by the Company without cause (and other than due to death or disability) or by Mr. Faulkner for good reason, he will be entitled to (i) severance equal to six months of base salary, payable over six months, (ii) his target annual bonus for the period of time between the end of the last fiscal year and the termination date; and (iii) accelerated vesting of all unvested equity previously granted, in each case subject to his timely execution and non-revocation of a release of claims and continued compliance with applicable covenants.

Outstanding Equity Awards

The following table sets forth certain information concerning our outstanding options for our named executive officers on December 31, 2025.

Outstanding Equity Awards At Fiscal Year-End —2025

Option Awards						Stock Awards (2)
Name	Grant Date of Equity Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($) (3)
John Climaco	3/11/2025		9,761(1)	30.00	3/11/2035
	4/7/2024	2	–	7,758	4/27/2034
	3/29/2023	1		29,880	3/27/2033
	4/28/2022
	2/5/2021	1	–	3,024,000	2/5/2031
	6/28/2019	1	–	1,800,000	6/28/2029

Christopher Downs	3/11/2025		4,881(1)	30.00	3/11/2035
	4/7/2024	2	–	7,758	4/27/2034	1	5.25
	3/29/2023	1	1(2)	29,880	3/27/2033
	4/28/2022
	2/5/2021	1	–	3,024,000	2/5/2031
	11/13/2019	1	–	3,600,000	11/13/2029

Sandra Silberman	3/11/2025		2,441(1)	30.00
	4/7/2024	1	–	7,758	4/27/2034	1	5.25
	3/29/2023	1	2(2)	29,880	3/27/2033
	4/28/2022
	2/5/2021	1	–	3,024,000	2/5/2031
	6/28/2019	1	–	1,800,000	6/28/2029
	12/22/2017	1	–	40,500	12/22/2027

(1)	The shares underlying the options vest as follows: (i) 50% on the six month anniversary of the issuance date; (ii) 25% on the 12-month anniversary of the issuance date; and (iii) 25% on the 18-month anniversary of the issuance date.
(2)	The shares underlying the options vest as follows: 50% vest over 24 equal installment over a two-year period and 50% vest upon the Company’s common stock price exceeding various closing prices ranging from $6.00 - $24.00 per share.
(3)	Mr. Climaco resigned December 16, 2025. Pursuant to award agreements, vested options remained exercisable for 90 days following termination and expired unexercised in March 2026.
(4)	Mr. Downs separated from the Company effective May 13, 2026. Pursuant to the terms of his award agreements, vested stock options remain exercisable for 90 days following termination and will expire if unexercised on August 14, 2026.
(5)	Dr. Silberman separated from the Company effective February 26, 2026. Pursuant to the terms of her award agreements, vested stock options remain exercisable for 90 days following termination and expired unexercised in May 2026.

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Pay Versus Performance

This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.

Fiscal Year (1)	Summary compensation table total for PEO (2)	Compensation actually paid to PEO (3) (4)	Average summary compensation table total for non-PEO named executive officers (5)	Average compensation actually paid to non-PEO named executive officers (6)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (7)	Net Loss (in thousands) (8)
2025	$1,168,591	$964,580	724,814	648,268	$0.01	$(15,987)
2024	$1,103,680	$677,722	$982,691	$454,522	$0.10	$(14,858)
2023	$624,348	$846,871	$671,667	$1,196,301	$52.92	$(18,851)

(1) The following table lists the PEO and non-PEO NEOs for each of fiscal years 2025, 2024 and 2023:

Fiscal Year	PEO	Non-PEO NEOs
2025	John M. Climaco	Christopher Downs and Sandra Silberman
2024	John M. Climaco	Christopher Downs and Sandra Silberman
2023	John M. Climaco	Christopher Downs and Sandra Silberman

(2) The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEOs for each corresponding year in the “Total” column of the Summary Executive Compensation Table. ‘Refer to “Executive and Director Compensation—Summary Executive Compensation Table”

(3) The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our PEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to the Summary Compensation Table for additional information).

(4) The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to our PEOs in accordance with the Pay Versus Performance Rules:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2025	$1,168,591	$(269,591)	$65,580	$964,580
2024	$1,103,680	$(292,817)	$(133,141)	$677,722
2023	$624,348	$(38,710)	$261,233	$846,871

(A) The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Executive Compensation Table for the applicable year.

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(B) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year; and (vii) the incremental fair value of awards modified during the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$23,883	$(48)	$41,755	$(11)	$–	$–	$65,580
2024	$62	$(123,551)	$4,635	$(14,287)	$–	$–	$(133,141)
2023	$163,434	$5,992	$17,469	$74,338	$–	$–	$261,233

(5) The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s Non-PEO NEOs as a group in the “Total” column of the Summary Executive Compensation Table in each applicable year.

(6) The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with the Pay Versus Performance Rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the Pay Versus Performance Rules, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (4)(B):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$724,814	$(101,114)	$24,568	$648,268
2024	$982,691	$(219,615)	$(308,554)	$454,522
2023	$671,667	$(28,307)	$552,941	$1,196,301

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(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$8,958	$(47)	$15,661	$(4)	$–	$–	$24,568
2024	$124	$(268,416)	$9,274	$(49,535)	$–	$–	$(308,554)
2023	$348,249	$12,798	$53,575	$138,319	$–	$–	$552,941

(7) Assumes $100 invested in our common shares on December 31, 2022, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2023, 2024 or 2025.

(8) The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	The Company’s cumulative TSR; and
●	The Company’s net income

CAP and Cumulative TSR

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

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CAP and Company Net Income (Loss)

The following chart sets forth the relationship between CAP to our CEO, the average CAP to our Non-PEO NEOs, and our net income (loss) during the three most recently completed fiscal years.

Director Compensation

The following table sets forth the total compensation earned by our non-employee directors in 2025 (Mr. Climaco did not earn additional compensation during 2025 for his services on the Board, and his compensation is fully reflected in the “—Summary Compensation Table” above):

Name	Fees earned or paid in cash ($)	Option Awards ($) (1)	Total ($)
Faith L. Charles	81,500	–	81,500
Jeff Keyes	61,000	–	61,000
Bettina Cockroft	54,000	–	54,000
Jerzy Gumulka	46,217	–	46,217
Amy Mahery	59,283	–	59,283

(1) As of December 31, 2025, the aggregate number of shares outstanding under all options to purchase our common stock and stock awards held by our non-employee directors were: Dr. Gumulka – 1,523 shares underlying options and 1 shares underlying restricted stock units; Mr. Keyes – 1,523 shares underlying options and 1 shares underlying restricted stock units; Ms. Charles – 1,520 shares underlying options and 1 shares underlying restricted stock units; Ms. Cockroft – 1,521 shares underlying options and 1 shares underlying restricted stock units; and Ms. Mahery – 1,519 shares underlying options and 1 shares underlying restricted stock units.

Our non-employee members of the Board received the following compensation: Each non-employee director receives annual cash compensation of $40,000. In addition, the chairperson of the Audit Committee, Compensation Committee and Nominating and Governance Committee receives an annual compensation of $15,000, $12,000 and $8,000, respectively; the other members of such committees receive an annual compensation of $7,500, $6,000 and $4,000, respectively; and the Chair of the Board of Directors receives annual compensation of $30,000. In addition, each non-employee Director receives $2,500 attendance at face-to-face board meetings (no compensation for telephonic or video-conference meetings). Commencing with this Annual Meeting, at each annual meeting of shareholders, each non-employee Director will receive an option award to purchase 10,000 shares of our common stock vesting in full on the earlier of (i) the first anniversary of the date of grant and (ii) the date of the next annual meeting of shareholders.

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RELATED PARTY TRANSACTIONS

For the years ended December 31, 2024 and 2025, there were no related person transactions and there are not currently any proposed related person transactions that would require disclosure under the SEC rules.

Policies and Procedures for Related Party Transactions

Our audit committee charter provides that our audit committee is responsible for reviewing and approving in advance any related party transaction. This will cover, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In determining whether to approve a proposed transaction, our Audit Committee will consider all relevant facts and circumstances including: (i) the materiality and character of the related party’s direct or indirect interest; (ii) the commercial reasonableness of the terms; (iii) the benefit or perceived benefit, or lack thereof, to us; (iv) the opportunity cost of alternate transactions; and (v) the actual or apparent conflict of interest of the related party.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members: Faith Charles, Bettina Cockroft, Michal Fisher, Jeffry R. Keyes, Rami Levin, and Amy Mahery. The Nominating and Corporate Governance Committee nominated, and the Board approved and recommended, Faith Charles, Bettina Cockroft, Michal Fisher, Jeffry R. Keyes, Rami Levin, and Amy Mahery for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of stockholders or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the six nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR each of the six nominees for election to our Board of Directors.

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PROPOSAL 2:

TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected MaloneBailey LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of MaloneBailey LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by MaloneBailey, LLP for their services for the fiscal years ended December 31, 2025 and 2024, respectively, were as follows:

	2025	2024
Audit Fees	$108,000	$130,000
Audit-related fees	139,000	167,000
Tax fees	10,800	11,600
All other fees	0	0
TOTAL	$257,800	$308,600

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

Proposal 2 shall be approved if the number of votes cast in favor of the action exceed the number of votes cast against the action. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

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PROPOSAL 3:

TO VOTE ON A NON-BINDING, ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to our named executive officers, as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices described in this proxy statement. The overall compensation of our named executive officers subject to the vote is disclosed in this proxy statement in the subsections entitled “Executive Officer Compensation,” “Narrative Disclosure to Summary Compensation Table,” “Outstanding Equity Awards,” and “Employment Agreements” in the section entitled “Compensation of Directors and Executive Officers” above.

Our Compensation Committee continually reviews our executive compensation program to determine whether such program achieves our desired goals of aligning our executive compensation strategy and structure with our stockholders’ interests and current market practices. Our executive compensation strategy and structure is designed to motivate our executive management team to create long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent in a clinical stage pharmaceutical company. As our long-term success depends on the talents of our employees, our compensation structure plays a significant role in our ability to attract, retain and motivate the highest quality workforce in a competitive employment environment.

Advisory Vote

We recommend stockholder approval of the compensation of our named executive officers for the 2025 fiscal year as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.

Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of CNS Pharmaceuticals, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive compensation decisions, including those related to our named executive officers. However, our Board and Compensation Committee will review the results of the vote and take them into account when considering future executive compensation policies and decisions.

Unless the Board modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at our next annual meeting of stockholders.

Vote Required and Recommendation of the Board of Directors

Proposal 3 shall be approved if the number of votes cast in favor of the action exceed the number of votes cast against the action. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote FOR the non-binding, advisory resolution to approve executive compensation.

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PROPOSAL 4:

TO APPROVE AMENDMENTS TO THE 2020 PLAN INCLUDING AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE by 650,000 SHARES UNDER THE 2020 PLAN.

In July 2026, the compensation committee of the Board approved an amendment to the CNS Pharmaceuticals, Inc. 2020 Stock Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 650,000 shares. These amendments require stockholder approval, which the Company is seeking at this stockholders’ meeting. Our 2020 Plan is attached as Annex A of this proxy statement.

Overview

The 2020 Plan became effective in June 2020. Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees, directors and consultants. Approval of the share increase will allow us to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success. The share increase will allow us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock option grants, stock appreciation rights, stock awards, and stock unit awards.

We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and directors. We believe we must continue to offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. To date, stock options and restricted stock units have been the primary components of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value.

As of the Record Date, we had 38,204 shares remaining available for grant under the 2020 Plan. There are a total of 10,061 stock options outstanding with a weighted average exercise price of $2,232.83 per share, and restricted stock units outstanding representing a total of 52,250 shares of our common stock. We have and we expect to continue to experience growth in personnel as we progress our business. If our stockholders do not approve the amendment to the 2020 Plan, we believe that we will be unable to successfully use equity as part of our compensation program, as most of our competitors in the industry do, putting us at a significant disadvantage. Therefore, we believe that approval of this request is in the best interest of our stockholders and our company.

Common Stock and Common Stock Equivalents

As of August 20, 2026, we have 1,461,449 shares of common stock issued and outstanding. On May 4, 2026, we completed a private placement pursuant to which we issued: (i) 650,000 shares of common stock at a purchase price of $2.30 per share; and (ii) pre-funded warrants to purchase 9,143,479 shares of the common stock (the “Pre-Funded Warrants”) at a purchase price of $2.299 per Pre-Funded Warrant.

Subject to certain ownership limitations, the Pre-Funded Warrants are exercisable immediately upon issuance into one share of common stock at an exercise price per share of $0.001 (as adjusted from time to time in accordance with the terms thereof) and expire only once such Pre-Funded Warrant is fully exercised. The aggregate exercise price of the Pre-Funded Warrants, except for a nominal exercise price of $0.001 per share, was pre-funded to the Company and, consequently, no additional consideration (other than the nominal exercise price of $0.001 per share) shall be required to be paid by the holder to effect any exercise of the Pre-Funded Warrants. The holder is not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event the Pre-Funded Warrant is not exercised.

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Based on the Pre-Funded Warrants being essentially equivalent to common stock, we considered these to be common shares outstanding when determining the proposed increase in shares to the 2020 Stock Plan. The following table summarize our common stock, common stock equivalent and stock plan figures as of June 30, 2026:

Capitalization Table as of June 30, 2026

Common Shares Outstanding	1,461,449
Common Stock Equivalent, Exercisable	9,143,479
Stock Options, Exercisable	5,057
Stock Warrants, Exercisable	333,931
Restricted Stock Units, Vested	10
Performance Units	–
Outstanding, June 30, 2026	1,461,449
Fully Diluted Shares Outstanding, June 30, 2026	9,482,477

In determining the proposed 650,000 share increase to the 2020 Plan, we included the Pre-Funded Warrants in our common stock outstanding calculation due to the Pre-Funded Warrants to being exercisable immediately, that they only expire if they are fully exercised, and that consideration was pre-funded and, consequently, no additional consideration (other than the nominal exercise price of $0.001 per share) shall be required to be paid by the holder to effect any exercise of the Pre-Funded Warrant.

Key Features Designed to Protect Stockholders’ Interests

The design of the 2020 Plan reflects our commitment to corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

Independent administrator. The compensation committee of the board of directors, which is comprised solely of non-employee directors, administers the 2020 Plan.

No evergreen feature. The maximum number of shares available for issuance under the 2020 Plan is fixed and cannot be increased without stockholder approval.

Repricing prohibited. Stockholder approval is required for any repricing of any stock options or stock appreciation rights.

Limitations on Dividend Payments on Awards. Dividends and dividend equivalents on all stock units and stock awards are paid only to the extent the awards vest, and no dividends or dividend equivalents are ever paid on stock options or stock appreciation rights.

No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

Award design flexibility. Different kinds of awards may be granted under the 2020 Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

Share counting. The number of shares available for grant under the 2020 Plan is reduced by the gross number of shares subject to awards, and shares withheld for taxes in connection with awards or tendered in payment of an option’s exercise price cannot be used for future grants.

Non-employee director limits. The 2020 Plan contains a limit on the compensation that may be paid to any non-employee member of our Board in any calendar year.

No tax gross-ups. The 2020 Plan does not provide for tax gross-ups.

Fixed term. The 2020 Plan has a fixed term of ten years from its initial effective date, or April 6, 2030.

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Description of the 2020 Plan

The 2020 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants. The material features of the 2020 Plan are outlined below. The following description of the 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2020 Plan. Stockholders are urged to read the actual text of the 2020 Plan in its entirety, which is appended to this Proxy Statement as Annex A.

Administration. The 2020 Plan is administered by our compensation committee of the board of directors (we refer to the body administering the 2020 Plan as the “Committee”). The Committee, which is comprised of directors who satisfy the non-employee director definition under Rule 16b-3 of the Securities Exchange Act of 1934, has full authority to select the individuals who will receive awards under the 2020 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

Limit on Non-Employee Director Compensation. Under the 2020 Plan, the following limits apply to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2020 Plan and cash fees paid to such non-employee director, will not exceed $300,000 in total value. For purposes of these limitations, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Number of Shares of Common Stock. As of the Record Date, 38,204 shares remain available for issuance under the 2020 Plan, which currently provides for up to 115,061 shares to be issued. If this proposal is approved, the number of shares of the common stock that may be issued under the 2020 Plan will be 765,061 (this includes the 650,000 share increase being requested in this proxy statement), of which 658,565 shares will be available for future issuance.

Shares issuable under the 2020 Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2020 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2020 Plan. The number of shares of common stock issuable under the 2020 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2020 Plan. No award granted under the 2020 Plan may be transferred, except by will, or the laws of descent and distribution.

Eligibility. All employees designated as key employees for purposes of the 2020 Plan, non-employee directors and consultants are eligible to receive awards under the 2020 Plan. As of August 6, 2026, 9 employees and all non-employee directors were eligible to participate in the 2020 Plan.

Awards to Participants. The 2020 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2020 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2020 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

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In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the initial effective date of the 2020 Plan.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a stockholder with respect to the shares awarded to him or her and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

Award Limits. The 2020 Plan contains a limit on the number of shares of common stock as to which any one recipient may receive stock options or stock appreciation rights in any calendar year to $1,500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). In addition, the 2020 Plan contains a limit on the number of shares of common stock that may be used for stock awards and/or stock unit awards to any one recipient in any calendar year to $1,500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). We believe these limits will prevent the volatility of our stock price from effecting our ability to plan future awards.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

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Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2020 Plan or any award agreement, in the event of a “Change in Control” of the company, the Board has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the target level. In addition, upon such Change in Control, the Board has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Board deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2020 Plan; Term of the 2020 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the 2020 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the 2020 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.)

No awards may be granted under the 2020 Plan on or after the tenth anniversary of the initial effective date of the 2020 Plan, or April 6, 2030.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The 2020 Plan will not be qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

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In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when he receives cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount of ordinary income previously recognized by the participant), and we will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of a stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

Awards Granted Under the 2020 Plan

The following awards have been granted under the Plan:

Name and Position	Number of Units
Rami Levin, President – Chief Executive Officer	19,000 Restricted Stock Units

Steve O’Loughlin – Chief Financial Officer	9,500 Restricted Stock Units

Lynne Kelley – Chief Medical Officer	9,500 Restricted Stock Units

Eric Faulkner – Chief Technology Officer	9,500 Restricted Stock Units

John Climaco, Former President – Chief Executive Officer	9,769 Stock Options and 7 Restricted Stock Units

Christopher S. Downs, Former Chief Financial Officer	4,888 Stock Options and 7 Restricted Stock Units

Sandra Silberman, Former Chief Medical Officer	2,448 Stock Options and 5 Restricted Stock Units

Executive Group:	17,105 Stock Options and 57,019 Restricted Stock Units

Non-Executive Director Group:	7,612 Stock Options and 5 Restricted Stock Units

Non-Executive Officer Employee Group:	4,890 Stock Options and 4 Restricted Stock Units

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On August 18, 2026, the last reported sales price for the common stock was $5.86 per share.

New Plan Benefits

It is not possible at this time to determine the specific awards that will be made in the future under the 2020 Plan, including with regard to the individuals and groups listed above under the heading “Awards Granted Under the 2020 Plan.”

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding our equity compensation plans at December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities (by class) remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	19,873	$2,838.76	85,429
Equity compensation plans not approved by security holders	–	$–	–

(1)	Represents shares of common stock issuable upon exercise of outstanding stock options and rights under our 2017 and 2020 Stock Plans.

Vote Required and Recommendation of the Board of Directors

The approval of this Proposal 4 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR the amendments to the 2020 Plan including an increase in the number of shares of common stock authorized for issuance under the 2020 Plan.

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PROPOSAL 5:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the above proposals, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the above proposals. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any or all of the above proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 60 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 5 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the above proposals.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. MaloneBailey LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and MaloneBailey LLP the Company’s audited financial statements. We discussed with MaloneBailey LLP the overall scope and plans of their audit. We met with MaloneBailey LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2025, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2025, and for the year then ended; (ii) discussed with MaloneBailey LLP the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from MaloneBailey LLP required by applicable requirements of the PCAOB regarding MaloneBailey LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with MaloneBailey LLP their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Jeffry Keyes (Chair)

Faith Charles

Amy Mahery

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Our 2025 Annual Report on Form 10-K is available at the website indicated in the Notice of Internet Availability. We have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to CNS Pharmaceuticals, Inc., 2100 West Loop South, Suite 900, Houston, TX 77027, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to CNS Pharmaceuticals, Inc., 2100 West Loop South, Suite 900, Houston, TX 77027, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

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STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our 2027 Annual Meeting, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board of Directors, must be received at our principal executive offices located in Houston, Texas no later than April 23, 2027 (the “Deadline”). For any proposal that a stockholder wishes to propose for consideration at the 2027 Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered not less than 120 days prior to the anniversary of the mailing date of our proxy materials for the preceding annual meeting of stockholders. The notice of the proposal also must comply with the content requirements for such notices set forth in our Amended and Restated Bylaws.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors CNS PHARMACEUTICALS, INC.

/s/ Rami Levin
Rami Levin
Chief Executive Officer

Houston, Texas

August 21, 2026

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Annex A

CNS PHARMACEUTICALS, INC.

2020 EQUITY PLAN

(Amended and Restated)

______________________

Section 1.	Establishment and Purpose.

1.1 The Board of Directors of CNS Pharmaceuticals, Inc. (the “Company”) established the CNS Pharmaceuticals, Inc. 2020 Equity Plan (the “Plan”) effective as of April 6, 2020, which was approved by the Company’s stockholders at the Company’s annual meeting on June 8, 2020. The Plan was amended effective as of August 9, 2023, as of March 26, 2024, on November 17, 2025, and on September 30, 2026 subject to approval by the Company’s stockholders at the Company’s annual meeting on September 30, 2026.

1.2 The purpose of the Plan is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2 “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7 “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.8 “Company” means CNS Pharmaceuticals, Inc., a Nevada corporation.

2.9 “Consultant” means any person, including an advisor, who is engaged by the Company or an affiliate to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

A-1

2.10 “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12 “Fair Market Value” means as of any date, the closing price of a share of Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

2.13 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14 “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.16 “Participant” means a Key Employee, Director or Consultant selected to receive an Award under the Plan.

2.17 “Plan” means the CNS Pharmaceuticals, Inc. 2020 Equity Plan.

2.18 “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.19 “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.20 “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.21 “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.22 “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.	Administration.

3.1 The Committee.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

3.2 Authority of the Committee.

(a) The Committee, in its sole discretion, shall determine the Key Employees, Consultants and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

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(b) To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c) The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

3.3 Award Agreements.

(a) Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4.	Shares of Common Stock Subject to Plan.

4.1 Total Number of Shares.

(a) The total number of shares of Common Stock that may be issued under the Plan shall be 765,061 (which reflects the 115,061 shares previously authorized under the Plan and 650,000 shares to be issued under the Plan pursuant to this amendment and restatement). Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c) If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

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4.2 Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a) The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in any calendar year will not exceed $1,500,000 in total value (calculating the value of any such Stock Options or SARs based on the grant date fair value of such Stock Options or SARs for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards pursuant to Section 4.2(c) shall not be included in the foregoing calculation.

(b) The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is the total number of shares set forth in Section 4.1(a).

(c) The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Key Employee in any calendar year will not exceed $1,500,000 in total value (calculating the value of any such Stock Awards and/or Stock Unit Awards based on the grant date fair value of such Stock Awards and/or Stock Unit Awards for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Options and/or SARs pursuant to Section 4.2(a) shall not be included in the foregoing calculation.

(d) The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Director, taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3 Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

Section 5.	Grants of Stock Options.

5.1 Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors or Consultants who, in each case are not employees of the Company or any Subsidiary will be NSOs.

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5.2 Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3 Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a) The per share exercise price of each Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall become vest and exercisable as provided in the Stock Option Agreement; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, without cause (as determined by the Board in its sole discretion).

(c) No dividends or dividend equivalents shall be paid with respect to any shares subject to a Stock Option prior to the exercise of the Stock Option.

(d) Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4 Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by stockholders of the Company.

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5.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b) The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; (iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock; or (vi) by combination of any of the foregoing methods.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

Section 6.	Stock Awards.

6.1 Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2 Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a) The Award Agreement shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, without cause (as determined by the Committee in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock pursuant to an Award Agreement shall thereupon be a stockholder with respect to such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

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Section 7.	Stock Unit Awards.

7.1 Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on such date or the date of such event as provided in the Stock Unit Award Agreement.

7.2 Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a) The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, without cause (as determined by the Board in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a stockholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

Section 8.	SARs.

8.1 Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

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8.2 SAR Agreement.

(a) Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b) The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c) Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

(d) Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment, or service on the Board or as a Consultant, without cause (as determined by the Committee in its sole discretion).

(e) No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f) A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

Section 9.	Change in Control.

9.1 Effect of a Change in Control.

(a) Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

(b) In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option or SAR, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option or SAR been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control. Without limiting the generality of the foregoing, in the case of any Stock Option or SAR with an exercise price that equals or exceeds the fair market value of the per share consideration received by holders of Common Stock in the Change in Control, the Board may cancel the Stock Option or SAR without the payment of consideration therefor.

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9.2 Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a) any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c) the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d) there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 10.	Payment of Taxes.

(a) In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

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(b) The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 11.	Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 12.	Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 13.	Delivery of Shares.

Shares of Common Stock issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by stock certificates or on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock.  Notwithstanding the foregoing, shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the shares are forfeited or settled.

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Section 14.	Termination or Amendment of Plan and Award Agreements.

14.1 Termination or Amendment of Plan.

(a) Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

14.2 Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3 No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

Section 15.	No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment or service of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16.	Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Nevada, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 17.	Effective Date and Term of Plan.

17.1 Effective Date.

(a) The Plan was initially approved by the stockholders of the Company on April 6, 2020.

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(b) The Plan as amended and restated has been adopted by the Board, and is effective, as of September 30, 2026, subject to the approval of the Plan by the stockholders of the Company.

(c) In the event the Plan is not approved by stockholders of the Company within 12 months of the date hereof, the Plan as amended and restated shall have no effect, and the Plan as in effect prior to September 30, 2026 shall continue.

17.2 Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after April 6, 2030.

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CNS PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

September 30, 2026

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated August 10, 2026, and hereby appoints Rami Levin and Steve O’Loughlin, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of CNS Pharmaceuticals, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held virtually at https://edge.media-server.com/mmc/go/cnsp2026agm, on September 30, 2026 at 12:00 P.M. Eastern Standard Time, and at any adjournments or postponements thereof.

1.	☐	For All					The Board of Directors has nominated the following six persons for election as directors of the Company: Faith Charles, Bettina Cockroft, Michal Fisher, Jeffry R. Keyes, Rami Levin and Amy Mahery. Their term will expire at the 2027 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.
	☐	Withhold All
	☐	For All Except

2.	☐	For	☐	Against	☐	Abstain	To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

3.	☐	For	☐	Against	☐	Abstain	To vote on a non-binding, advisory resolution to approve executive compensation.

4.	☐	For	☐	Against	☐	Abstain	To approve amendments to the Company’s 2020 Stock Plan including an increase in the number of shares of common stock authorized for issuance by 650,000 shares under the Company’s 2020 Stock Plan.

5.	☐	For	☐	Against	☐	Abstain	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve the above proposals.

NOTE: In their discretion, upon such other matters as may properly come before the meeting.

The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

Dated _______________________________________ 2026

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, AND FOR THE PROPOSALS SET FORTH IN ITEMS 2-5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to be Held on September 30, 2026:

Electronic Copies of the Proxy Statement and our 2025 Annual Report on Form 10-K are available at

http://proxyvotehttps://www.iproxydirect.com/cnsp